SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2004

BACKWEB TECHNOLOGIES LTD.

(Exact Name of Registrant as Specified in its Charter)

Israel (State or Other Jurisdiction of Incorporation)	000-26241 (Commission File Number)	51-2198508 (IRS Employer Identification No.)

3 Abba Hillel Street
P.O. Box 3581
Ramat Gan Israel 52136
(Address of principal executive offices)

+(972) 3-6118800
(Registrant’s telephone number, including area code)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Press release of BackWeb Technologies Ltd., dated January 28, 2004, announcing BackWeb’s results for the fiscal quarter and year ended December 31, 2003.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 28, 2004, BackWeb Technologies Ltd. issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1, and is incorporated in this Report as if fully set forth herein.

     The information in this Form 8-K, including the exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BACKWEB TECHNOLOGIES LTD. (Registrant)

	By:	/s/ MICHAEL A. MORGAN
	Title:	Chief Financial Officer

Date: January 28, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of BackWeb Technologies Ltd., dated January 28, 2004, announcing its results for the fiscal quarter and year ended December 31, 2003.

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